Exhibit 99.1

FOR IMMEDIATE RELEASE

Turning Point Brands, Inc. announces an at-the-market equity program

LOUISVILLE, Ky. (July 20, 2017) - Turning Point Brands, Inc. (NYSE:TPB), a leading provider of Other Tobacco Products (“OTP”), today announced it has established an at-the-market equity program under which it may sell up to $50 million of its common stock. Cowen and Company, LLC is the sales agent. There is no current intention to sell shares under the at-the-market equity program.

Any sale of TPB’s common stock under the at-the-market equity program will generally be made through ordinary broker’s transactions, including on the New York Stock Exchange, and sold at market prices or as otherwise agreed with the sales agent.  Any net proceeds from the offering would be used by TPB to continue developing its business and operations, for product development activities and for other general corporate purposes.

TPB has filed a shelf registration statement, including a base prospectus and a prospectus relating to the at-the-market equity program (together with the base prospectus, the “Prospectus”) with the Securities and Exchange Commission (“SEC”) for the common stock offering described in this press release. The shares of common stock described in this press release will be issued pursuant to the shelf registration statement and are included in the $200,000,000 of securities that may be offered, issued and sold under the shelf registration statement. For more information about investing in the at-the-market equity program, please read the registration statement, the Prospectus and other documents TPB has filed with the SEC.  These documents may be obtained at no cost by visiting EDGAR on the SEC web site at www.sec.gov.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor will there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.  The at-the-market offering may be made only by means of the Prospectus.

About Turning Point Brands, Inc.

Louisville, Kentucky-based Turning Point Brands, Inc. (NYSE:TPB) is a leading U.S. provider of Other Tobacco Products (“OTP”). TPB, through its three focus brands,  Zig-Zag® in Smoking Products, Stoker’s® in Smokeless Products and the VaporBeast™ distribution engine in NewGen Products, generates solid cash flow which it uses to finance acquisitions, increase brand support and strengthen its capital structure.

More information is available at www.turningpointbrands.com.

Turning Point Brands, Inc. | www.turningpointbrands.com | 502.774.9238	1

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may generally be identified by the use of words such as “anticipate,” “believe,” “expect,” “intend,” “plan” and “will” or, in each case, their negative, or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. As a result, actual events may differ materially from those expressed in or suggested by the forward-looking statements. Any forward-looking statement made by TPB in this press release speaks only as of the date hereof. New risks and uncertainties come up from time to time, and it is impossible for TPB to predict these events or how they may affect it. TPB has no obligation, and does not intend, to update any forward-looking statements after the date hereof, except as required by federal securities laws. Factors that could cause these differences include, but are not limited to:

•	declining sales of tobacco products, and expected continuing decline of sales, in the tobacco industry overall;

•	our dependence on a small number of third-party suppliers and producers;

•	the possibility that we will be unable to identify or contract with new suppliers or producers in the event of a supply or product disruption;

•	the possibility that our licenses to use certain brands or trademarks will be terminated, challenged or restricted;

•	failure to maintain consumer brand recognition and loyalty of our customers;

•	substantial and increasing U.S. regulation;

•	regulation of our products by the FDA, which has broad regulatory powers;

•	uncertainty related to the regulation and taxation of our NewGen products;

•	possible significant increases in federal, state and local municipal tobacco-related taxes;

•	possible significant increases in tobacco-related taxes;

•	possible increasing international control and regulation;

•	our reliance on relationships with several large retailers and national chains for distribution of our products;

•	intense competition and our ability to compete effectively;

Turning Point Brands, Inc. | www.turningpointbrands.com | 502.774.9238	2

•	significant potential product liability litigation;

•	the scientific community’s lack of information regarding the long-term health effects of electronic cigarettes, vaporizer and e-liquid use;

•	our amount of indebtedness;

•	the terms of our credit facilities, which may restrict our current and future operations;

•	competition from illicit sources;

•	our reliance on information technology;

•	security and privacy breaches;

•	contamination of our tobacco supply or products;

•	infringement on our intellectual property;

•	third-party claims that we infringe on their intellectual property;

•	concentration of business with large customers;

•	failure to manage our growth;

•	failure to successfully integrate our acquisitions or otherwise be unable to benefit from pursuing acquisitions;

•	failure to achieve expected benefits of the VaporBeast acquisition and to integrate VaporBeast’s operations with ours;

•	fluctuations in our results;

•	exchange rate fluctuations;

•	adverse U.S. and global economic conditions;

•	failure to comply with certain regulations;

•	departure of key management personnel or our inability to attract and retain talent;

•	decrease in value of our deferred tax assets;

•	imposition of significant tariffs on imports into the U.S.;

•	reduced disclosure requirements applicable to emerging growth companies may make our common stock less attractive to investors, potentially decreasing our stock price;

•	failure to maintain our status as an emerging growth company before the five-year maximum time period a company may retain such status;

•	our principal stockholders will be able to exert significant influence over matters submitted to our stockholders and may take certain actions to prevent takeovers;

•
our certificate of incorporation and bylaws, as well as Delaware law and certain regulations, could discourage or prohibit acquisition bids or merger proposals, which may adversely affect the market price of our common stock;

•
our certificate of incorporation limits the ownership of our common stock by individuals and entities that are Restricted Investors. These restrictions may affect the liquidity of our common stock and may result in Restricted Investors being required to sell or redeem their shares at a loss or relinquish their voting, dividend and distribution rights;

Turning Point Brands, Inc. | www.turningpointbrands.com | 502.774.9238	3

•
future sales of our common stock in the public market could reduce our stock price, and any additional capital raised by us through the sale of equity or convertible securities may dilute your ownership in us; and

•	we may issue preferred stock whose terms could adversely affect the voting power or value of our common stock.

Contacts:

Investment Community:  Mark A. Stegeman, SVP, Chief Financial Officer
Media: Terry McWilliams, President, Mozaic Investor Relations, Inc.
Phone: (502) 774-9238. Email: ir@tpbi.com

Turning Point Brands, Inc. | www.turningpointbrands.com | 502.774.9238	4